Exhibit 99.2

EXECUTION COPY

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT, dated as of January 7, 2005 (the “Agreement”), is entered into among PETTERS GROUP WORLDWIDE, LLC, a Delaware limited liability Company (“Parent”), PETTERS CONSUMER BRANDS, LLC, a Delaware limited liability company (“Purchaser”), and the principal stockholder of POLAROID HOLDING COMPANY, a Delaware corporation (the “Company”), whose signature appears on the signature page to this Agreement (the “Principal Stockholder”).

W I T N E S S E T H:

WHEREAS, Parent, Purchaser and the Company propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended from time to time, the “Merger Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for the merger of the Purchaser into the Company (the “Merger”);

WHEREAS, as of the date hereof, the Principal Stockholder owns beneficially or of record or has the power to vote, or direct the vote of, the number of shares of common stock, par value $0.001 per share, of the Company (the “Company Stock”) as set forth opposite the Principal Stockholder’s name on Exhibit A hereto (all such Company Stock and any shares of Company Stock of which ownership of record or beneficially or the power to vote is hereafter acquired by the Principal Stockholder prior to the termination of this Agreement being referred to herein as the “Shares”); and

WHEREAS, as a condition to the willingness of Purchaser to enter into the Merger Agreement, Purchaser has requested that the Principal Stockholder enter into this Agreement, and, in order to induce Purchaser to enter into the Merger Agreement, the Principal Stockholder has agreed to enter into this Agreement solely in the Principal Stockholder’s capacity as a stockholder of the Company.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

TRANSFER AND VOTING OF SHARES

SECTION 1.01  Transfer of Shares. The Principal Stockholder shall not, directly or indirectly, until the earlier of the termination of this Agreement or the approval of the Merger by the Company Stockholders (a) sell, pledge, encumber, assign, transfer, grant an option with respect to or otherwise dispose of any or all of the Principal Stockholder’s Shares or any interest in such Shares, except pursuant to the Merger Agreement, (b) deposit any Shares or any interest in such Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Shares or grant any proxy with respect thereto (other than as contemplated herein), or (c) enter into any contract, commitment, option or other arrangement or undertaking (other than the Merger Agreement) with respect to the direct or indirect acquisition or sale, assignment, pledge, encumbrance, transfer, option with respect to, or other disposition of any Shares.  Notwithstanding the provisions in the previous sentence, prior to the Effective Time, the Principal Stockholder may transfer, sell, exchange, pledge or otherwise dispose of or encumber, Shares to any affiliate of the Principal Stockholder, provided that each such transferee or assignee, prior to the completion of the transfer, sale, exchange, pledge or encumbrance, shall have executed documents assuming all of the obligations of the Principal Stockholder under this Agreement and shall have executed a proxy in the form attached hereto as Exhibit B (the “Proxy”) with respect to the transferred securities.

SECTION 1.02  Grant of Irrevocable Proxy. Concurrently with the execution of this Agreement, the Principal Stockholder agrees to deliver to Purchaser the Proxy, which shall be coupled with an interest and irrevocable to the fullest extent permissible by law.  Such proxy will survive the death, incompetence or disability of a holder of the Principal Stockholder’s stock and the merger or dissolution of the Principal Stockholder.  The Principal Stockholder represents and warrants that any proxies heretofore given in respect of the Principal Stockholder’s Company Stock that may still be in effect are not irrevocable and that any such proxies are hereby revoked.

SECTION 1.03  Vote in Favor of the Merger.  If for any reason the Proxy is deemed to be invalid, during the period commencing on the date hereof and terminating at the Effective Time, the Principal Stockholder, solely in the Principal Stockholder’s capacity as a stockholder of the Company, agrees to vote (or cause to be voted) all of the Shares at any meeting of the stockholders of the Company or any adjournment thereof, and in any action by written consent of the stockholders of the Company (whether held directly or beneficially and whether now owned or hereafter acquired), (i) in favor of the adoption of the Merger Agreement and approval of the Merger, and in favor of the other transactions contemplated by the Merger Agreement and (ii)  in favor of any other matter directly relating to the consummation of the transactions contemplated by the Merger Agreement.  If the Principal Stockholder is the beneficial owner, but not the record holder, of the Company Stock, the Principal Stockholder agrees to take all commercially reasonable actions necessary to cause the record holder and any nominees to vote all of the Company Stock in accordance with the foregoing provisions.

SECTION 1.04  Termination.  This Agreement, the Proxies granted hereunder and the obligations of the Principal Stockholder pursuant to this Agreement shall terminate upon the earliest of (a) the date of the termination of the Merger Agreement pursuant to Article VIII thereof, (b) the date upon which the Board of Directors of the Company approves or recommends a Superior Proposal (as defined in the Merger Agreement), (c) the Effective Time and (d) any material amendment to the Merger Agreement without the prior written consent of the Principal Stockholder.

SECTION 1.05  Fiduciary Responsibilities.  Notwithstanding any other provision of this Agreement to the contrary, nothing contained in this Agreement shall be construed as preventing any officer, employee or partner of the Principal Stockholder who is a director of the Company from fulfilling the obligations of such office.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

The Principal Stockholder hereby represents and warrants to Purchaser as follows:

SECTION 2.01  Authorization; Binding Agreement.  The Principal Stockholder has all legal right, power, authority and capacity to execute and deliver this Agreement and the Proxy, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.  This Agreement and the Proxy have been duly and validly executed and delivered by or on behalf of the Principal Stockholder and, assuming their due authorization, execution and delivery by or on behalf of Parent and the Purchaser, constitute the legal, valid and binding obligations of the Principal Stockholder, enforceable against the Principal Stockholder in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally.

SECTION 2.02  No Conflict; Required Filings and Consents.

(a)                                  Assuming the expiration or termination of the waiting period under the HSR Act (and the satisfaction or obtaining of any requirements and any required consents under other Anti-competition Laws), the filing of proxy materials with the SEC and compliance with the Exchange Act, the execution and delivery of this Agreement and the grant of the Proxy to Purchaser by the Principal Stockholder do not, and the performance of this Agreement and the grant of the Proxy to Purchaser by the Principal Stockholder will not, (i) conflict with or violate any statute, law, rule, regulation, order, judgment or decree applicable to the Principal Stockholder or by which the Principal Stockholder or any of the Principal Stockholder’s material properties or assets is bound or affected, (ii) violate or conflict with the Certificate of Incorporation, Bylaws or other equivalent organizational documents of the Principal Stockholder, or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to another party any right of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance or restriction on any of the material property or assets of the Principal Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Principal Stockholder is a party or by which the Principal Stockholder or any of the Principal Stockholder’s material properties or assets is bound or affected; except in the case of the foregoing clauses (i), (ii) and (iii), where such violation, conflict, breach, default, right of termination, amendment, acceleration or cancellation, lien, encumbrance or restriction would not, or would reasonably be expected not to, prevent or materially delay the performance by the Principal Stockholder of the Principal Stockholder’s obligations under this Agreement.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Principal Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Principal Stockholder of the transactions contemplated by this Agreement.

(b)                                 The execution and delivery of this Agreement and the grant of the Proxy to Purchaser by the Principal Stockholder do not, and the performance of this Agreement and the grant of the Proxy to Purchaser by the Principal Stockholder will not, require any consent, approval, order, permit or governmental, authorization or permit of, or filing with or notification to, any third party or any governmental, regulatory or administrative authority, agency or commission, domestic or foreign, except as may be required under the Exchange Act, the HSR Act or Anti-competition Laws and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, or would reasonably be expected not to, prevent or materially delay the performance by the Principal Stockholder of the Principal Stockholder’s obligations under this Agreement.  The Principal Stockholder does not have any understanding in effect with respect to the voting or transfer of any Shares owned by the Principal Stockholder, other than those agreements set forth in the Amended and Restated Securities Holders Agreement dated as of February 5, 2003, as amended (the “Stockholders’ Agreement”) as to which this Agreement and the Proxy do not violate.

SECTION 2.03  Litigation.  There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending or, to the knowledge of the Principal Stockholder, threatened before any agency, administration, court or tribunal, foreign or domestic, against the Principal Stockholder or any of its respective material properties or any of its respective partners, officers or directors (in their capacities as such) that would prevent, enjoin, materially delay or impair the Principal Stockholder’s ability to consummate the transactions contemplated by this Agreement.  There is no judgment, decree or order against the Principal Stockholder, or, to the knowledge of the Principal Stockholder or any of its directors or officers (in their capacities as such) that would prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that, individually or in the aggregate, would have a material adverse effect on the Principal Stockholder’s ability to consummate the transactions contemplated by this Agreement.

SECTION 2.04  Title to Shares.  As of the date of this Agreement, the Principal Stockholder is the record or beneficial owner of the Shares set forth opposite the Principal Stockholder’s name on Exhibit A hereto, free and clear of all liens, encumbrances, claims, proxies or voting restrictions other than as set forth in the Stockholders’ Agreement and this Agreement.  The shares of Company Stock, including the options, warrants or other rights to acquire such stock, set forth opposite the Principal Stockholder’s name on Exhibit A hereto, are all of the securities of the Company owned, directly or indirectly, of record or beneficially by the Principal Stockholder on the date of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF

PARENT AND PURCHASER

Each of Parent and Purchaser hereby, jointly and severally, represents and warrants to the Principal Stockholder as follows:

SECTION 3.01  Authorization; Binding Agreement.  Each of Parent and Purchaser has all legal right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder, and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by or on behalf of Parent and Purchaser and, assuming their due authorization, execution and delivery by or on behalf of the Principal Stockholder, constitutes the legal, valid and binding obligation of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally.

SECTION 3.02  No Conflict; Required Filings and Consents.

(a)                                  Assuming the expiration or termination of the waiting period under the HSR Act (and the satisfaction or obtaining of any requirements and any required consents under other Anti-competition Laws), the execution and delivery of this Agreement by Parent and Purchaser will not, (i) conflict with or violate any statute, law, rule, regulation, order, judgment or decree applicable to the Parent or Purchaser or by which Parent or Purchaser or any of the Parent or Purchaser’s material properties or assets is bound or affected, (ii) violate or conflict with the Certificate of Incorporation, Bylaws or other equivalent organizational documents of Parent or Purchaser, or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to another party any right of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance or restriction on any of the material property or assets of the Parent or Purchaser pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Parent or Purchaser is a party or by which the Parent or Purchaser or any of the Parent or Purchaser’s material properties or assets is bound or affected; except in the case of the foregoing clauses (i), (ii) and (iii), where such violation, conflict, breach, default, right of termination, amendment, acceleration or cancellation, lien, encumbrance or restriction would not, or would reasonably be expected not to, prevent or materially delay the performance by the Parent or Purchaser of any of their obligations under this Agreement.

(b)                                 The execution and delivery of this Agreement by the Parent and Purchaser do not, and the performance of this Agreement by the Parent and Purchaser will not, require any consent, approval, order, permit or governmental, authorization or permit of, or filing with or notification to, any third party or any governmental, regulatory or administrative authority, agency or commission, domestic or foreign, except as may be required under the Exchange Act, the HSR Act or Anti-competition Laws and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, or would reasonably be expected not to, prevent or materially delay the performance by the Parent or Purchaser of the Parent or Purchaser’s obligations under this Agreement.

ARTICLE IV

COVENANTS OF PRINCIPAL STOCKHOLDERS

SECTION 4.01  Further Assurances.  From time to time and without additional consideration, the Principal Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Purchaser may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.  The Principal Stockholder shall, at the written direction of the Purchaser exercise its “drag along” rights under Section 2.02 of the Stockholders Agreement.

ARTICLE V

GENERAL PROVISIONS

SECTION 5.01  Entire Agreement; Amendments.  This Agreement, the Merger Agreement and the other agreements referred to herein and therein constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.  This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto.

SECTION 5.02  Assignment.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that, except as provided in Section 1.01 of this Agreement, any assignment, delegation or attempted transfer of any rights, interests or obligations under this Agreement by the Principal Stockholder without the prior written consent of Purchaser shall be void.

SECTION 5.03  Fees and Expenses.  Except as otherwise provided herein or in the Merger Agreement, all costs and expenses (including, without limitation, all fees and disbursements of counsel, accountants, investment bankers, experts and consultants to a party) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

SECTION 5.04  Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight delivery cable, telecopy, facsimile, telegram or telex or by certified mail (postage paid, return receipt requested) to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 5.04):

(a)                                  if to Parent:

Petters Group Worldwide, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: Thomas J. Petters, Chairman

Attention: General Counsel

with a copy to:

Dorsey & Whitney LLP

250 Park Avenue

New York, New York 10177

Facsimile No.: (212) 953-7201

Attention: Owen C. Marx, Esq.

(b)                                 if to Purchaser:

Petters Consumer Brands, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: Thomas J. Petters, Chairman

Attention: General Counsel

with a copy to:

Dorsey & Whitney LLP

250 Park Avenue

New York, New York 10177

Facsimile No.: (212) 953-7201

Attention: Owen C. Marx, Esq.

(c)                                  If the Principal Stockholder at the address and facsimile number set forth under its name on the signature page hereof.

SECTION 5.05  Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 5.06  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner.

SECTION 5.07  Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached.  The Principal Stockholder agrees that, in the event of any breach or threatened breach by the Principal Stockholder of any covenant or obligation contained in this Agreement, Purchaser shall be entitled to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

SECTION 5.08  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state without regard to any conflicts of laws.  In any dispute arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state courts of the State of Delaware or the United States District Court for the District of Delaware, and (b) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid.

SECTION 5.09  No Waiver.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 5.10  Counterparts.  This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 5.11  Survival.  The representations, warranties and agreement of the parties contained in this Agreement shall not survive the termination of this Agreement; provided, that no such termination shall relieve any party hereto from any liability from an intentional breach of this Agreement prior to the date of termination.

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IN WITNESS WHEREOF, each of Purchaser and Principal Stockholder has executed or has caused this Agreement to be executed by their respective duly authorized officers as of the date first written above.

PETTERS GROUP WORLDWIDE, LLC

By:		/s/ THOMAS J. PETTERS
Name: Thomas J. Petters
Title: Chairman

PETTERS CONSUMER BRANDS, LLC

By:		/s/ THOMAS J. PETTERS
Name: Thomas J. Petters
Title: Chairman

ONE EQUITY PARTNERS LLC

By:		/s/ JACQUES NASSER
Name: Jacques Nasser
Title: Senior Partner

	Address:	320 Park Avenue, 18th Floor
New York, NY 10022
Attention: Mark Amrhein
Facsimile No.: (212) 277-1533

EXHIBIT A

SHARES OWNED

Name of Principal Stockholder	Common Stock	Total Number of Shares	Shares Issuable upon Exercise of Options, etc.
One Equity Partners LLC	18,521,400	18,521,400	0

EXHIBIT B

IRREVOCABLE PROXY

Subject to the last sentence hereof, the undersigned registered stockholder of                          , a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints [Insert names of proxy holders], the [Insert titles] of                          , a Delaware corporation (“Parent”), and each of them, as the sole and exclusive lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy.  The Shares beneficially owned by the undersigned as of the date of this Proxy are listed on the final page of this Proxy.  Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain voting agreement of even date herewith between Purchaser, Parent and the undersigned (the “Voting Agreement”), and is granted in consideration of Purchaser entering into the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 7, 2005, among Parent, and the Company.  The Merger Agreement provides for the merger of Purchaser with and into the Company (the “Merger”).  As used herein, the term “Expiration Date” shall mean the earliest to occur of (a) the date of the termination of the Merger Agreement pursuant to Article VIII thereof, (b) the date upon which the Board of Directors of the Company approves or recommends a Superior Proposal (as defined in the Merger Agreement), (c) the Effective Time (as defined in the Merger Agreement) and (d) any material amendment to the Merger Agreement without the prior written consent of the Principal Stockholder.

The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s true and lawful attorneys-in-fact and proxies to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver in the undersigned’s name any consent, certificate or other document that may be required by law) at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting (i) in favor of adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement and (ii) in favor of any other matter necessary to consummate the transactions contemplated by the Merger Agreement.

The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided above.  The undersigned may vote the Shares on all other matters.  Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy is irrevocable (to the fullest extent permitted by law).  This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:  January 7, 2005

Signature of Principal Stockholder:

Print Name of Principal Stockholder:	One Equity Partners LLC

Title of Principal Stockholder (if applicable):

Shares beneficially owned:

Stock Number of Common Shares

Common Stock	18,521,400

TOTAL	18,521,400